UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

November 5, 2004

(Date of earliest event reported)

HERITAGE FINANCIAL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31823	63-1259533
(Commission File No.)	(IRS Employer Identification No.)

211 Lee Street N.E. Decatur, Alabama	35601
(Address of principal executive offices)	(Zip Code)

(256) 355-9500

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 5, 2004, Heritage Financial Holding Corporation issued a press release announcing third quarter earnings for 2004. The press release is furnished as Exhibit 99.1 to this Form 8-K. The information in this report, including the exhibit hereto, is deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is being filed with or furnished with this report:

99.1	Press release dated November 5, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE FINANCIAL HOLDING CORPORATION

By:	/s/ William M. Foshee
William M. Foshee
Its Chief Financial Officer

Date: November 5, 2004